UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2017

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

On December 19, 2017, Public Service Enterprise Group Incorporated (“PSEG” or the “Company”) elected Mr. Barry H. Ostrowsky to its Board of Directors, effective February 20, 2018, for a term ending at the 2018 Annual Meeting of Stockholders. The Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 22, 2017 is being amended hereby to report Mr. Ostrowsky’s appointment as a member of various committees of the Board of Directors.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 20, 2018, the PSEG Board of Directors appointed Mr. Barry H. Ostrowsky to the PSEG Organization and Compensation Committee and PSEG Finance Committee, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Stuart J. Black
STUART J. BLACK
Vice President and Controller
(Principal Accounting Officer)

Date: February 22, 2018

3